UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2010

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of Broadridge Financial Solutions, Inc. (the “Company”) approved the grant on February 10, 2010, of special stock options under the Company’s 2007 Omnibus Award Plan to certain of the Company’s corporate officers. The special stock option grants approved for the Company’s principal executive officer, principal financial officer and three of the most highly compensated executive officers of the Company are as follows:

Corporate Officer	Number of Shares Underlying Options	Exercise Prices
Richard J. Daly	379,500	126,500 @ CP1
Chief Executive Officer		126,500 @
		110% of CP
		126,500 @
		120% of CP

Dan Sheldon	83,375	27,791 @ CP
Vice President,		27,792 @
Chief Financial Officer		110% of CP
		27,792 @
		120% of CP

John Hogan	195,500	65,166 @ CP
President and		65,167 @
Chief Operating Officer		110% of CP
		65,167 @
		120% of CP

Joseph Barra	66,125	22,041 @ CP
Vice President,		22,042 @
Clearing and Outsourcing Solutions		110% of CP
		22,042 @
		120% of CP

Robert Schifellite	77,625	25,875 @ CP
Vice President,		25,875 @
Investor Communication Solutions		110% of CP
		25,875 @
		120% of CP

1.	The closing price of the Company’s common stock on February 10, 2010.

All of the special stock options have a 10-year term, subject to earlier expiration upon the occurrence of certain events. One-third of the stock options granted will vest per year on the anniversary of the grant date and will be fully vested on February 10, 2013, subject to the respective officer’s continued service through such date.

As previously reported by the Company on February 26, 2008, the special stock option grants are part of a multi-year grant program approved by the Committee in furtherance of the Committee’s long-term goal of having the corporate officers own directly, or have granted to them in the form of stock options and restricted shares/units, five percent of all Company shares outstanding.

Item 8.01.	Other Events.

On February 2, 2010, the Company issued a press release announcing that its Board of Directors had declared a quarterly cash dividend of $0.14 per share. The dividend is payable on April 1, 2010, to stockholders of record at the close of business on March 17, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release dated February 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2010

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/S/ DAN SHELDON
Name:	Dan Sheldon
Title:	Vice President, Chief Financial Officer